Supplement to
Fidelity's Targeted International Equity Funds®
December 30, 2002
Prospectus

On February 20, 2003, the Board of Trustees of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund authorized elimination of each fund's 3.00% front-end sales charge. Beginning February 24, 2003, after 4:00 p.m., purchases of shares of the funds will not be subject to a sales charge. Information in this prospectus specific to front-end sales charges for these funds is no longer applicable. For information concerning buying fund shares and fund distribution, please refer to the information already contained in the prospectus under the headings "Buying Shares" and "Fund Distribution" found on pages 31 and 38, respectively, for funds with no front-end sales charge (Fidelity Europe Fund and Fidelity Europe Capital Appreciation Fund).

The following information replaces similar information found under the heading "Principal Investment Strategies" for Japan Smaller Companies Fund in the "Investment Summary" section on page 6.

  Normally investing at least 80% of assets in securities of Japanese issuers, and other investments that are tied economically to Japan, with smaller market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell/Nomura Mid-Small Cap Index or the Japanese Association of Securities Dealers Automated Quotations Index (JASDAQ)).

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 13.

The returns in the following table include the effect of Canada's, China Region's, Emerging Markets', Japan's, Japan Smaller Companies', Latin America's, Nordic's, Pacific Basin's, and Southeast Asia's 3.00% maximum applicable front-end sales charge, which has been eliminated on any purchases made after 4:00 p.m. ET on February 24, 2003.

The following information supplements the information found under the heading "Average Annual Returns" in the "Performance" section beginning on page 13.

TIF-03-05 September 10, 2003
1.483702.132

Going forward, Japan Smaller Companies' performance will be compared to Russell/Nomura Small Cap Index rather than the TOPIX Second Section Index because the Russell/Nomura Small Cap Index more closely represents the fund's investment strategy.

Russell/Nomura Small Cap Index is a market capitalization-weighted index of common stocks domiciled in Japan that measures the performance of small companies that represent approximately 15% of the total market capitalization of the largest investable Japanese securities.

The following information replaces similar information found in the "Fee Table" section on page 15.

Shareholder fees (paid by the investor directly)

Maximum sales charge (load) on purchases (as a % of offering price)A	None
Sales charge (load) on reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Redemption fee on shares held less than 90 days (as a % of amount redeemed)
for Canada, China Region, Emerging Markets, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia only

1.50%B
Redemption fee on shares held less than 30 days (as a % of amount redeemed) for Europe and Europe Capital Appreciation only	1.00%B

A Canada, China Region, Emerging Markets, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia may impose a 3.00% sales charge on purchases upon 60 days notice to shareholders.

B A redemption fee may be charged when you sell your shares or if your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

The following information replaces similar information found under the heading "Principal Investment Strategies" for Japan Smaller Companies Fund in the "Investment Details" section on page 20.

FMR normally invests at least 80% of the fund's assets in securities of Japanese issuers, and other investments that are tied economically to Japan, with smaller market capitalizations. For purposes of this fund, FMR defines smaller market capitalization issuers as those whose market capitalization is similar to the market capitalization of companies in the Russell/Nomura Mid-Small Cap Index or the JASDAQ. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. Companies whose capitalization is above this level after purchase continue to be considered to have a smaller market capitalization for purposes of the 80% policy. The size of the companies in each index changes with market conditions and the composition of the index. FMR may also invest the fund's assets in Japanese issuers with larger market capitalizations. FMR normally invests the fund's assets primarily in common stocks.

The following information replaces similar information found in the "Buying and Selling Shares" section on page 26.

Fund Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500
Through regular investment plans in Fidelity Traditional IRA, Roth IRA, and Rollover IRAsA	$200
Subsequent Purchase	$250
Through regular investment plans	$100
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500.

The following information replaces similar information found in the "Buying and Selling Shares" section on page 27.

  If you are selling some but not all of your shares, keep your fund balance above $2,000 to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), except fund positions not subject to balance minimums.

The following information replaces similar information found in the "Features and Policies" section on page 29.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), for any reason, including solely due to declines in a fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

The following information replaces the biographical information for Thierry Serero found in the "Fund Management" section on page 36.

David Baverez is manager of Europe Fund, which he has managed since January 2003. Since joining Fidelity Investments in 1995, Mr. Baverez has worked as a research analyst and manager.

The following information replaces the biographical information for Margaret Reynolds found in the "Fund Management" section on page 36.

Claudio Brocado is manager of Latin America Fund, which he has managed since January 2003. Since joining Fidelity Investments in 2002, Mr. Brocado has worked as a research analyst and manager.

The following information replaces the biographical information for June-Yon Kim found in the "Fund Management" section on page 36.

William Kennedy is manager of Fidelity Pacific Basin Fund, which he has managed since September 2003. Since joining Fidelity Investments in 1994, he has worked as a research analyst and manager.